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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                              SEARCHHOUND.COM, INC.

             (Exact name of registrant as specified in its charter)

            Nevada                      0-19471                  91-1942841
            ------                      -------                  ----------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)


    9600 W. Sample Road, Suite 505, Coral Springs, Florida           33065
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          (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                           --------------

                                 12817 Woodson,
                           Overland Park, Kansas 66209
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          (Former name or former address, if changed since last report)



Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174
                             -----------------------


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

Not applicable.

ITEM 5. OTHER EVENTS.

On July 10, 2003, the Registrant's sole officer and director, Dave L. Mullikin, resigned his positions as President, Secretary, Treasurer and sole Director and appointed Frank J. O'Donnell as the sole director.

Frank O'Donnell, as the sole member of the Board of Directors of the Registrant, has approved the change of the address of the corporate office of the Registrant from Overland Park, Kansas to Coral Springs, Florida. Specifically, the address of the Registrant's principal executive office changed from 12817 Woodson, Overland Park, Kansas 66209 to 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065. In addition.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 16, 2003                   Searchhound.com, Inc.
       -------------                   ------------------------------
                                       (Registrant)

                                       /s/  Frank O'Donnell
                                       ------------------------------
                                       Frank O'Donnell, sole Director